OPPENHEIMER EQUITY INCOME FUND
                Supplement dated January 9, 1998 to the
                   Prospectus dated December 22, 1997

The Prospectus is changed as follows:

1. The section entitled "Futures" on page 18 is replaced with the following:

      o Futures. The Fund may buy and sell futures contracts that relate to (1) broadly- based stock indices (these are referred to as Stock Index Futures), (2) interest rates (Interest Rate Futures) (3) foreign currency (Foreign Currency Futures), (4) other securities indexes (Financial Futures), and (5) commodities (Commodities Futures). Foreign Currency Futures are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. There are special risks associated with foreign currency options such as a possible lack of liquidity an increased volatility because of currency exchange rates. More information on Futures is included in the Statement of Additional Information including a discussion of the potential risks which may be involved in investing in Futures.





January 9, 1998                                               PS0300.011



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